UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 9, 2015

Date of Report (Date of earliest event reported)

Xterra Building Systems, Inc.

(fka Innovate Building Systems, Inc.)

(Exact Name of Registrant as Specified in Charter)

FLORIDA	000-54757	20-8926549
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2555 Keats Road

North Vancouver, B.C. V7H 2M7

(Address of Principal Executive Offices) (Zip Code)

(778) 772-8184

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events ITEM 8.01.

On February 9, 2015, Our Principal Executive Officer, David Cupp submitted his resignation to be effective immediately. There are no arrangements or understandings with Mr. Cupp regarding the election of directors or other matters. Mr. Cupp will remain a member of the Board of Directors for the Company.

Mr. David Alexander will assume the role of Chief Executive Officer.

On February 10, 2015, the Company changed its principal address to 2555 Keats Road, North Vancouver, B.C. V7H 2M7.  The new telephone number for the Company is (778) 772-8184

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Xterra Building Systems, Inc.

Dated: February 20, 2015	/s/ David Alexander
David Alexander
Principal Executive Officer, Principal Accounting Officer,
Chief Financial Officer, Secretary